NASDAQ: FFCH
May 2010

Forward-looking Statements
The Private Securities Litigation Report Act of 1995 provides a "safe harbor" for certain forward-looking statements. This presentation contains forward-looking statements with respect to the Company’s financial condition, results of operations, plans, objectives, future performance or business. These forward-looking statements are subject to certain risks and uncertainties, including those identified below, which could cause future results to differ materially from historical results or those anticipated. The words "believe," "expect," "anticipate," "intend," "estimate," "goals," "would," "could," "should" and other expressions which indicate future events and trends identify forward-looking statements. We caution readers not to place undue reliance on these forward-looking statements, which is based only on information actually known to the Company, speak only as of their dates, and if no date is provided, then such statements speak only as of today.
There are a number important factors that could cause future results to differ materially from historical results or those anticipated, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; the accuracy of the results of our internal stress test and the assumptions we used to derive such results; results of examinations of us by the Office of Thrift
Supervision or the Federal Deposit Insurance Corporation or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; changes in premiums or claims that adversely affect our insurance segment; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; future legislative changes in the TARP Capital Purchase Program and other risks described elsewhere in the Company’s reports filed with the Securities and Exchange Commission, including the 2009 Annual Report on Form 10-K for the fiscal year ended September 30, 2009, the Company’s quarterly reports on Form 10-Q, other documents and the prospectus supplement filed with the SEC on September 21, 2009.

First Financial Holdings, Inc.
North Carolina
South Carolina
Burlington
Rock Hill
Union
Laurens
Winnsboro
Conway
Wilmington
Florence
Columbia
Sunset Beach
Myrtle Beach
Ridgeland
Charleston
Beaufort
Hilton Head Island

Corporate Profile
(1) Based on the average for the five fiscal years ending September 30, 2009.
 Calculation excludes gains/losses on sales of investments, other than temporary impairment, and gains/losses on disposition of assets
 • Coastal Carolina’s “Most Convenient Bank”
 – $3.4 billion in Total Assets
 – Headquartered in Charleston, SC; 65 banking
 offices
 – Now offering seven-day a week banking in
 Charleston, Myrtle Beach and Wilmington
 • Diversified business mix
 - Non-interest income approximates 37.7%
  of total revenue (1)
 - 13 insurance offices / 25 brokerage offices
 - Enhanced wealth management platform
 • Disciplined credit culture throughout
  75-year history
 - Recent enhancements to historically strong
 credit administration
 • Strategic April 2009 FDIC-assisted
 transaction
 - Cape Fear Bank, Wilmington, NC
 - 8 branches and $306 million in deposits
 - $28.9 million Q3’09 gain and protection against
 future credit losses
 • Experienced management team
 - Important new hires
First Financial Holdings, Inc.
Retail Banking Offices (47) In-Store Offices (18) First Southeast Insurance Services (13) Kimbrell Insurance Group (1) First Southeast Investor Services (25)

Experienced Management Team
• Named Executive Officer and Director ownership equals 4.7% (1)
(1) Based on December 16, 2009 Company proxy statement. Ownership includes common stock and options exercisable within 60 days.
Name
Position
Age
Years of
Financial
Services
Experience
Relevant
Experience
R. Wayne Hall
President and Chief Executive Officer
59
34
EVP / CRO at Provident Bank
A. Thomas Hood
President of First Federal
63
38
Joined First Federal in 1975
Blaise B. Bettendorf
Executive Vice President - Chief Financial Officer
47
26
SVP / CFO at Carolina Commerce Bank,
and Summit National Bank; Previously
Audit Manager with PricewaterhouseCoopers
J. Dale Hall
Executive Vice President - Chief Banking Officer
62
40
SVP / Commercial Market Executive
at Bank of America
Joseph W. Amy
Executive Vice President - Chief Credit Officer
60
36
Credit positions at Mellon and Fifth Third Bank
Richard A. Arthur
Executive Vice President - Retail Banking
38
14
SVP at Bank of America
Jerry P. Gazes
Executive Vice President - Human Resources
62
36
Joined First Financial/First Federal in 1974
John N. Golding
Executive Vice President - Commercial Banking
42
20
SVP at Wachovia/Wells Fargo
Eartha C. Morris
Executive Vice President - Support Services
53
32
EVP / COO at Congressional Bank
EVP / Head of Bank Operations at PNC Bank
(formerly Riggs National Bank)
Allison A. Rhyne
Executive Vice President - Insurance Services
57
31
Joined First Financial in 1997
Daniel S. Vroon
Executive Vice President - Wealth Management
42
13
Bank of America

Highly Attractive Markets
Note: FDIC deposit data as of June 30, 2009
(1) Beaufort County, South Carolina
(2) FFCH Banking Markets consist of the 3 North Carolina and 7 South Carolina counties
(3) Weighted average based on FDIC deposit data as of June 30, 2009
Data Source: SNL Financial
4.79%
US Average
2009-2014 Projected Household Growth Rate in Number of Households
9.54%
15.95%
17.76%
5.53%
4.05%
12.04%
12.20%
7.27%
8.66%
0%
5%
10%
15%
20%
Charleston
MSA
Wilmington
MSA
Mytrtle Beach
MSA
Georgetown
Cty
Florence
Cty
Hilton Head
All FFCH
Markets
SC
NC
(2)
(1)
645,729
359,383
264,423
62,931
132,947
157,963
1,623,376
4,524,760
9,370,242
8.31
%
14.66
%
16.22
%
4.08
%
3.04
%
11.64
%
11.00
%
6.10
%
8.13
%
$51,624
$50,477
$46,996
$45,158
$45,101
$62,527
$51,132
$48,210
$51,418
5.41
%
4.07
%
4.10
%
6.12
%
5.81
%
1.16
%
4.56
%
4.74
%
4.31
%
$9,555
$6,078
$5,570
$1,178
$2,127
$3,547
$28,199
$69,795
$303,455
$1,431
$326
$301
$92
$166
$97
$2,413
$2,088
$326
14.98
%
5.36
%
5.41
%
7.84
%
7.81
%
2.73
%
8.61
%
2.99
%
0.11
%
2
7
10
5
5
14
4
7
49
Population
Projected Population Growth
Median Household Income ($)
(3)
Projected Median HHI Growth
(3)
First Federal Deposits ($mm)
Market Share %
Market Share Rank
Total Deposits in Market ($mm)

Market Share
Note: Dollars in millions
(1) Financial information as of June 30, 2009
Data Source: SNL Financial
• Market disruption is a key opportunity…
June '08
% of
Total
Total
Market
Market
Total
Charleston MSA
Headquarters
Assets
(1)
Deposits
Share
Share
Deposits
Total Deposit
1
Wells Fargo & Co.
San Francisco, CA
$
1,284,176
$
2,155

22.6
%
24.8
%
0.3%
Market=
2
First Financial Holdings, Inc.
Charleston, SC
3,607
1,431

15.0
13.4
59.3
$9,555
3
Bank of American Corp.
Charlotte, NC
2,254,394
1,268

13.2
13.4
0.1
4
Synovus Financial Corp.
Columbus, GA
34,350
624

6.5
6.6
2.3
5
First Citizens Bancorp.
Columbia, SC
7,099
510

5.4
5.7
6.5
6
Tidelands Bancshares Inc.
Mount Pleasant, SC
824
472

5.0
4.6
80.9
7
BB&T Corp.
Winston-Salem, NC
152,398
450

4.7
4.9
0.4
8
Carolina Financial Corporation
Charleston, SC
1,132
390

4.1
4.6
49.7
9
Southcoast Financial Corp.
Mount Pleasant, SC
520
361

3.7
4.2
100.0
10
South Financial Group, Inc.
Greenville, SC
12,588
260

2.7
2.5
2.7
Top 10 Institutions
$
7,921
82.9
%
84.7
%
June '09
June '09
June '09
June '08
% of
Total
Total
Market
Market
Total
Wilmington MSA
Headquarters
Assets
(1)
Deposits
Share
Share
Deposits
Total Deposit
1
BB&T Corp.
Winston-Salem, NC
$
152,398
$
1,632

26.9
%
26.2
%
1.5%
Market=
2
Wells Fargo & Co.
San Francisco, CA
1,281,476
818

13.4
14.2
0.1
$6,078
3
First Citizens BancShares Inc.
Raleigh, NC
17,318
613

10.1
10.0
3.7
4
Bank of America, Corp.
Charlotte, NC
2,254,394
606

10.0
10.2
0.1
5
First Bancorp
Troy, NC
3,518
458

7.5
7.4
15.9
6
RBC Bancorporation
Raleigh, NC
29,938
412

6.8
5.9
2.2
7
First Financial Holdings, Inc.
Charleston, SC
3,607
326

5.4
7.5
13.5
8
Security Savings Bank SSB
Southport, NC
422
244

4.0
4.2
82.6
9
SunTrust Banks Inc.
Atlanta, GA
176,735
208

3.4
3.0
0.2
10
NewBridge Bancorp
Greensboro, NC
2,065
133

2.2
2.6
8.0
Top 10 Institutions
$
5,450
89.7
%
91.2
%
June '09

• Southwest Airlines announced that it intends to fly out of Charleston International Airport in 2011.
 They have been studying opportunities within South Carolina for some time, saying these markets are attractive business and leisure destinations for existing customers and entry points for new customers.
• Boeing Co. is building its second Dreamliner assembly line in North Charleston. With this announcement, South Carolina has landed one of the biggest economic development deals in recent history. Boeing will invest at least $750 million and create 3,800 direct full-time positions over seven years and it is expected that Boeing suppliers will also add additional jobs to the market.
• Boeing announced a planned expansion of its S.C. operations, unveiling plans for a new interior fabrication and assembly facility. Boeing Fabrication Interiors South Carolina will service the plane maker’s new Dreamliner plant, enabling the company to more nimbly put the finishing touches on its new products. About 150 new jobs will be created, including positions for mechanics, major equipment operators, engineers, supply chain logistics personnel, project managers and management, among others.
• A new wind turbine drivetrain testing facility will be constructed at Clemson University Restoration
 Institute (CURI) Wind Energy R&D Center. The project has received a $45 million grant from the U.S.
 Department of Energy. That money will be combined with $53 million in matching funding and in-kind work and donations for the construction and operation of the testing facility. According to the U.S.
 Department of Energy, the development of wind energy could create as many as 20,000 jobs for the
 Palmetto State.
• Forever 21 Inc. has decided to expand to Charleston. Securing this top international retailer is a huge addition to Downtown Charleston and will benefit the entire retail shopping district. The Los Angeles based fashion retailer known for offering the latest trend-setting merchandise is set to open at the end of
 2010 in the former Saks Fifth Avenue store at Majestic Square. This comes on the heels of Saks Fifth
 Avenue’s announcement that they will close their downtown Charleston store.
Recent Economic Developments

Loan Portfolio and Credit Quality

Commercial Real Estate
Loan Composition - March 31, 2010
Note: Dollars in millions
(1) Covered loans represent those acquired in the Cape Fear Bank FDIC-assisted transaction that are subject to a loss-sharing agreement with the FDIC
Loan Composition
Real Estate - Residential
Real Estate - Construction
Commercial Construction
Commercial Business
Land - Residential
Land - Commercial
Total Consumer
Non-
Covered
Covered
(1)
Total
% of
Portfolio
Real Estate - Residential
$
943
$
31
$
974
37%
Real Estate - Construction
27
4
31
1%
Commercial Real Estate
346
88
434
17%
Commercial Construction
37
7
44
2%
Commercial Business
77
9
86
3%
Land - Residential
82
20
102
4%
Land - Commercial
119
30
149
6%
Total Consumer
758
34
792
30%
Home Equity
370
31
401
15%
Manufactured Housing
256
--
256
9%
Marine
71
--
71
3%
Credit Cards
18
--
18
1%
Other
43
3
46
2%
Total Loans
$
2,389
$
223
$
2,612
100%
37%
4%
6%
30%
2%
1%
17%
3%

Loan Composition - March 31, 2010
Note: Dollars in thousands
(1) LTVs at time of origination
Real Estate -
Residential
Real Estate -
Construction
Commercial Real
Estate
Commercial
Construction
Commercial
Business
Land -
Residential
Land - Commercial
Outstanding Balance
$
973,670
$
31,593
$
434,310
$
44,176
$
86,017
$
102,061
$
148,864
Average Loan Amount
143
205
368
1,163
48
155
245
Weighted Average LTV
(1)
69.4
%
74.4
%
56.9
%
62.3
%
30.4
%
73.0
%
71.7%
LTV Distribution:
(1)
>=91%
14
%
2
%
2
%
--
12
%
7
%
5%
80% to 90%
29
46
21
21
%
9
42
33
51% to 79%
35
45
41
58
10
36
45
=<50%
22
7
36
21
69
15
17
Fixed Rate
55
%
44
%
85
%
68
%
44
%
92
%
74%
Variable Rate
45
56
15
32
56
8
26
Home
Equity
Manufactured
Housing
Marine
Other
Total Consumer
before
Credit Cards
Credit Cards
Total
Consumer
Outstanding Balance
$
401,340
$
255,819
$
70,756
$
45,812
$
773,727
$
17,797
$
791,524
Average Loan Amount
60
38
17
5
28
--
--
Weighted Average LTV
(1)
43.5
%
85.2
%
76.1
%
17.1
%
36.2
%
--
--
LTV Distribution:
(1)
>=91%
1
%
40
%
30
%
5
%
16
%
--
--
80% to 90%
20
38
38
9
23
--
--
51% to 79%
18
17
17
6
13
--
--
=<50%
61
5
15
80
48
--
--
Fixed Rate
--
100
%
100
%
36
%
53
%
--
--
Variable Rate
100
%
--
--
64
47
100
%
--
Consumer

Loan Geographic Distribution - March 31, 2010
Note: Dollars in thousands
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
Charleston
Florence
Grand Strand
Hilton Head
Wilmington, NC
Other
Residential Real Estate
Commercial Real Estate
Land
Home Equity
Real Estate-
Residential
%
Commercial
Real Estate
%
Land
%
Home Equity
%
Charleston
$
577,923
59.3
%
$
208,407
48.0
%
$
109,354
43.6
%
$
221,849
55.3%
Florence
44,694
4.6
%
20,550
4.7
%
7,495
3.0
%
19,227
4.8%
Grand Strand
138,138
14.2
%
60,194
13.9
%
53,126
21.2
%
64,777
16.1%
Hilton Head
83,297
8.6
%
29,520
6.8
%
18,189
7.2
%
48,988
12.2%
Wilmington, NC
55,211
5.7
%
97,320
22.4
%
56,629
22.6
%
39,730
9.9%
Other
74,407
7.6
%
18,319
4.2
%
6,132
2.4
%
6,769
1.7%
Total
$
973,670
100.0
%
$
434,310
100.0
%
$
250,925
100.0
%
$
401,340
100.0%
Portfolio Balance

Thorough Credit Risk Management
• Credit analysis with 100% of loans underwritten internally
• Quarterly independent 3rd party loan reviews
 – 40% - 60% dollar coverage; sampling includes all loan types
• Further enhancing credit management process
 – New Chief Credit Officer started September 1, 2009
 – Credit Policy revised June 2009 to implement more stringent underwriting guidelines, including dual signature approval
 – Line of business underwriting guidelines established to improve lending standards
 – Credit approval authorities revised and implemented
• Experienced loss mitigation team
 – Senior manager proactively coordinating loan workout strategies
 – Mortgage resolution support on 1-4 family
 – Monthly problem asset review process to review action plans and monitor progress
 – Problem asset training for all commercial lending teams completed in 1st Quarter
• Establishment of stand-alone Credit Risk Management Department
 – Central portfolio credit risk reporting
 – Portfolio concentration management
 – Special Assets department to manage problem loans

Targeted Loan Reviews
• Focused on Non-Covered Commercial Loans - Real Estate; Construction; Business;
 Commercial Land (31% of total portfolio)
• Reviewed Commercial Land and Acquisition/Development Loans
• Reviewed all Commercial Loans as defined > $1 million
• Problem Loan Review includes loans > $200,000 and 30 days past due and criticized/classified loans > $500,000
• Home Equity Loan property values and borrower credit rating are being updated and evaluated to determine necessary adjustment to the line of credit - close, freeze, etc.
Note: Dollars in millions
March 31, 2010
Non-Covered
Balances
Less:
Non-Covered
Individual
Lot Loans
Commercial
Balances in
Targeted
Review
Coverage
Commercial Real Estate
$
346
--
$
346
56%
Commercial Construction
37
--
37
84%
Commercial Business
77
--
77
30%
Land
201
($83)
118
93%
Total
$
661
($83)
$
578
62%

Total
Portfolio
Total
Delinquent
(1)
Total
Nonaccrual/
NPLs
NPLs
as a % of
Category
Gross Loans
ALLL
ALLL
as a % of
Category
Gross Loans
YTD
NCOs
NCOs/
Avg Loans
Real Estate - Residential
$
973,670
$
12,253
$
27,692
2.84%
$
9,623
0.99
%
$
5,149
1.06%
Real Estate - Construction
31,593
181
4,028
12.75
934
2.96
1,903
10.87
Commercial Real Estate
434,310
10,148
20,885
4.81
13,671
3.15
8,153
3.76
Commercial Construction
44,176
1,420
3,353
7.59
1,717
3.89
953
3.69
Commercial Business
86,017
2,769
4,270
4.96
6,432
7.48
1,679
3.74
Land - Residential
102,061
791
23,641
23.16
7,037
6.89
10,348
15.96
Land - Commercial
148,864
2,314
39,240
26.36
22,054
14.81
18,621
25.00
Consumer
Home Equity
401,340
5,217
9,341
2.33
11,680
2.91
5,928
2.97
Manufactured Housing
255,819
3,807
2,899
1.13
3,885
1.52
1,383
1.11
Marine
70,756
981
166
0.23
2,858
4.04
1,233
3.34
Credit Cards
(1)
17,797
381
1,182
6.64
518
5.82
Other
45,812
317
143
0.31
1,658
3.62
1,116
4.51
Total
$
2,612,215
$
40,579
$
135,658
5.19%
$
82,731
3.17
%
$
56,984
4.30%
Credit Quality - March 31, 2010
Note: Dollars in thousands
(1) Consists of loans past due greater than 30 days, but still accruing interest

Credit Quality - Peer Comparison
FFCH
Peer Median (2)
NPAs / Assets
NCOs / Average Loans
(1) Based on data available at April 20, 2010 for the respective periods ending September 30, 2009 and March 31, 2010
(2) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
Data Source: SNL Financial
4.61%
5.33%
0.28%
0.84%
2.92%
4.37%
0.64%
2.14%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
FY-07
FY-08
FY-09
YTD-10
0.20%
0.37%
1.04%
4.30%
0.17%
0.58%
1.49%
1.63%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
4.50%
4.75%
FY-07
FY-08
FY-09
YTD-10

$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
4.00%
3.00%
2.00%
1.00%
0.00%
$30,177
$33,529
$35,533
$43,123
$40,579
1.27%
1.40%
1.33%
1.63%
1.55%
2Q-09
3Q-09
4Q-09
1Q-10
2Q-10
Total Delinquencies
% of Loans

Total Delinquencies (1)
Note: Dollars in thousands
(1) Consists of loans past due greater than 30 days, but still accruing interest

$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1.13%
1.43%
1.10%
3.04%
5.56%
$6,803
$9,490
$7,307
$20,266
$36,718
2Q-09
3Q-09
4Q-09
1Q-10
2Q-10
Net Charge Offs
NCO / Average Loans

Net Charge - Offs
Note: Dollars in thousands

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
$55
$61
$66
$79
$80
$103
$109
$130
$136
$148
1.91%
2.20%
2.92%
3.73%
4.37%
2Q-09
3Q-09
4Q-09
1Q-10
2Q-10
Non-accrual loans
Non-Performing Assets
NPAs to Total Assets

Non-Performing Assets
Note: Dollars in millions

$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
36%
$49,268
3%
$3,568
36%
$48,525
11%
$15,330
9%
$12,810
5%
$6,157
Charleston
Florence
Grand Strand
Hilton Head
Wilmington, NC
Other

Nonaccrual Loans Geographic Distribution
March 31, 2010
Note: Dollars in thousands

Deposits and Investments

Balance	Weighted Average Rate at 3/31/10
Non-interest Bearing	$ 203,937	--
Interest Bearing	366,935	0.48 %
Savings	163,451	0.45
Money Market	345,752	0.92
Customer CDs	966,679	2.35
CDARs	157,205	0.77
Brokered - Others	233,633	1.62
Brokered	390,838	1.28
Total Deposits	$ 2,437,592	1.37 %

Deposit Mix - March 31, 2010
Note: Dollars in thousands
Deposit Mix
• Strong core deposit growth
• Utilize Brokered CD market when cost-
 efficient
• Liquid loan portfolio provides borrowing
 capacity
Non-interest Bearing
Interest Bearing
Savings
Money Market
Customer CDs
Brokered - Others
Brokered - CDARs
8%
15%
7%
14%
40%
6%
10%

$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,060
$296
$138
$316
$185
$1,311
$341
$146
$340
$203
$1,277
$344
$155
$338
$190
$1,223
$339
$154
$361
$200
$1,358
$346
$163
$367
$204
2Q-09
3Q-09
4Q-09
1Q-10
2Q-10
Non-Interest Bearing
Interest Bearing
Savings
Money Market
CDs

Deposit Trends
Note: Dollars in millions
$ 1,995
$ 2,341
$ 2,304
$ 2,277
$ 2,438

Core Deposit Initiatives
• Coastal Carolina’s “Most Convenient Bank”
 – Seven-day a week banking
 – Extended banking hours
 – Member of nationwide surcharge-free ATM network
• Innovative deposit products and services
 – Moolah Checking
 – In-school banking programs
 – Dollars4Debits™
• Multiple distribution channels
 – 18 in-store financial centers
 • Approximately 51% of all new checking account openings
 • In-store average annual checking account growth of 24% (1)
 – Internet banking capabilities
 – Mobile banking
• Deposit-linked compensation
 – All customer-relationship employees company wide
(1) Average annual growth from September 2004—September 2009

Investment Portfolio - March 31, 2010
Note: Dollars in millions
(1) Below Investment grade or not rated
(2) Credit rating balances based on fair value, not book
(3) Excludes FHLB stock
• 52.8% fixed / 47.2% variable
• Tax equivalent yield: 5.00%
• Weighted average life to call/repricing: 2.0 years; Modified duration: 1.94 years
• Private label / CMO
 – 2003-2005 vintages. All but 3 securities are in super senior or senior tranches (3 are in mezzanine)
• Bank trust preferred CDOs
 – <$1 Million; all are in mezzanine tranche
Below
Amortized
Investment
Cost
Fair Value
OCI
OTTI
AAA
AA
A
BBB
Grade (1)
Private Label / CMO
$
318.0
$
327.7
$
5.9
($1.1)
$
213.7
$
14.2
$
23.5
$
38.9
$   37.4
100% Bank Trust Preferred CDO
8.3

4.4

(2.4)
(4.6)

-

-

-

-

4.4
Corporate debt and other investments
6.4

6.0

(0.2)
(1.1)

-

-

1.0

2.0

3.0
Agency MBS
95.7

98.8

1.9
-

-

-

-

-

-
Agency CMO
7.7

7.9

0.1
-

-

-

-

-

Treasury / Agency
2.1

2.1

-

-

-

-

-

-

Municipals
(2)
22.0

23.6

-

-

4.1

10.0

7.6

-

1.9
Total
(3)
$
460.2
$
470.5
$
5.3
($6.8)
$
217.8
$
24.2
$
32.1
$
40.9
$  46.7

Financial Results

$45,611
$53,936
$66,731
$27,550
$31,994
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2007
2008
2009
Mar-09
Mar-10
History of Strong Financial Performance
Note: Dollars in thousands, except per share data
(1) Items are shown pre-extraordinary gain of $28.9 million
(1)
Pre-tax, Pre-Provision Earnings
For the fiscal year ended
For the 6 mos. ended
FFCH Diluted EPS         $ 2.07                                  $ 1.94                                    ($0.22) (1)                                                                                                             ($0.40)                                 ($1.54)

Net Interest Margin
• Historically stable NIM driven by strong asset / liability process
• Improving trends due to lower cost of funds and Cape Fear transaction
• Future upside due to greater pricing power and C&I lending strategy
(1) Based on data available at April 20, 2010 for the quarters ending December 31, 2009 and March 31, 2010
(2) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
Data Source: SNL Financial
3.23%
3.35%
3.56%
3.99%
3.94%
3.92%
3.64%
4.16%
3.48%
3.48%
3.69%
3.24%
3.57%
3.61%
3.65%
3.77%
3.46%
3.38%
3.08%
3.28%
3.00%
3.50%
4.00%
4.50%
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
FFCH
Peer Median (2)
(1)
(1)

Non-Interest Income
Note: Dollars in thousands
(1) Based on the average for the five fiscal years ending September 30, 2009.
 Calculation excludes gains/losses on sales of investments, OTTI, and gains/losses on disposition of assets
(2) Defined as net interest income plus total other income excluding OTTI, gains/losses on sales of investments and gains/losses on disposition of assets
• 5 year FY Average: Non-interest income / total revenue = 37.7% (1)
• FY 2009 decline: Economic factors impacting businesses + higher NIM
• Future initiatives: Expanding insurance business in Wilmington and enhanced wealth management platform franchise-wide
$52,788
$61,585
$58,092
$28,812
$30,058
31.8%
35.6%
32.3%
40.3%
38.9%
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
FY-07
FY-08
FY-09
6 mos.
Mar-09
6 mos.
Mar-10
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
Non-Interest Income
% of Total Revenues (2)

Fee Based Services
Note: Dollars in thousands
(1) American Pensions, Inc. acquisition, July 1, 2009
(2) Includes OTTI, real estate owned operations and other non-fee-based income
6 mos. Mar-10
6 mos. Mar-09
Deposit Service Charges
Mortgage
Insurance
Trust/ Brokerage Fees
Credit Card
401k
37%
15%
1%
42%
5%
39%
35%
1%
14%
6%
5%
FY-07
FY-08
FY-09
6 mos.
Mar-09
6 mos.
Mar-10
Insurance Revenues
$
22,046
$
24,830
$
24,667
$
12,211
$
12,925
Deposit Service Charges and Fees
21,566
23,901
22,501
10,949
11,525
Mortgage Banking Income
4,255
7,456
8,070
4,412
4,479
401k Administrative Services
(1)
--
--
838
--
1,799
Trust / Brokerage Fees
3,628
3,896
3,032
1,627
1,557
Credit Card Fee Income
796
858
802
390
417
Total Fee Income
52,291
60,941
59,910
29,589
32,702
Other Non-Interest Income/(Loss)
(2)
993
1,960
(5,649)
(3,690)
(3,635)
Total Non-Interest Income
$
53,284
$
62,901
$
54,261
$
25,899
$
29,067

Insurance Rev./
Non-Int. Inc.                41.4%                           39.5%                              45.5%                               47.1%                              44.5%

Note: Dollars in thousands
(1) Bank Insurance and Securities Association, December 2009
(2) Based on insurance commissions for the rolling twelve month period ending March 31, 2010
(3) Defined as net interest income plus total other income excluding OTTI, gains/losses on sales of investments and gains/losses on disposition of assets
Insurance Operations
• Successful acquiror of well-respected, highly-profitable Southeastern insurance agencies
• Ranked 2nd nationally for contribution of insurance operations to total net income (1)
• Major carriers represented: Allstate, Cincinnati, Hartford, Selective, Travelers
• 47% P&C - Commercial; 38% P&C - Personal; 15% Life & Health (2)
$
22,046
$
24,830
$
24,667
$
12,211
$
12,925
16.3%
16.2%
13.7%
15.1%
13.7%
$
0
$
10,000
$
20,000
$
30,000
FY-07
FY-08
FY-09
6 mo.
Mar-09
6 mo.
Mar-10
0.0%
5.0%
10.0%
15.0%
20.0%
Insurance Revenues
% of Total Revenues

Wealth Management Platform
• Deliver Banking, Brokerage, Insurance, Trust and 401K services
• Mass / Select affluent ($100,000 - $2 million of investable assets) - target market aligning delivery capabilities with market demographics
• Planned future enhancement of capabilities to capture additional opportunities in the Select Affluent space (above $2 million)
• Client-centric advisory-driven sales model - team approach
• Concierge level service leveraging the historic legacy and reputation of the
 First Federal brand

Efficiency Ratio
FFCH Consolidated              67.2%                                         64.3%                                           59.6%                                             61.7%                                           61.5%
Peer Median (1)                                63.6                                              68.5                                               70.6 (2)                                                                    73.3 (2)                                                               74.3 (2)
Efficiency Ratio
Note: Financial information based on respective companies’ fiscal year-end dates
(1) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
(2) Based on data available at April 20, 2010, for the respective periods
Data Source: SNL Financial
 Cost savings initiatives have benefited FFCH in the challenging operating environment
67.2%
64.3%
59.6%
61.2%
58.5%
52.2%
52.7%
54.7%
61.7%
61.5%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
FY-07
FY-08
FY-09
Mar-09
Mar-10
Bank Only
Consolidated

Capital Alternatives
(1) Texas Ratio defined as (loans past due greater than 90 days + non-performing assets) / (tangible common equity + loan loss reserves)
Reported
Pro Forma - Capital Downstreamed from Holding Company
03/31/10
$20MM
$30MM
$40MM
Thrift-Level
Core Capital Ratio (5%)
7.7%
8.3%
8.6%
8.8%
Tier I Capital Ratio (6%)
9.8%
10.6%
11.0%
11.4%
Risk-Based Capital Ratio (10%)
11.1%
11.9%
12.2%
12.6%
Classified Assets / Tier 1 Capital (%)
94.4%
87.7%
84.6%
81.8%
Texas Ratio (%)
(1)
42.6%
40.3%
39.2%
38.2%

Investment Highlights
• Proven management team
• Diversified income stream and balance sheet
• Long-term attractive banking markets
• Attractive expansion opportunities in banking and insurance businesses
• Exceptional “You’re First” customer service and convenience
• Core deposit growth
• Effective management of interest-rate risk
• Opportunities in C&I lending and wealth management

Appendix

Consumer Lending
Home Equity Loans
Manufactured Housing
• Average LTV is 72% which includes our
 second position equity lines along with
 another lender’s first position (1)
• 100% variable rate (prime-based)
• Average line amount = $81,377
• Average home value = $327,332 (1)
• Delinquent and nonaccrual loans to gross
 loan balance = 3.63%
• 100% fixed rate
• Average loan balance = $38,492
• Average rate = 9.22%
• Delinquent and nonaccrual loans to gross
 loan balance = 2.62%
• State of Origin:
(1) Measured at the time of origination
FY 2007
FY 2008
FY 2009
YTD-09
YTD-10
Home Equity
0.04
%
0.34
%
1.17
%
0.94
%
2.96%
Manufactured Housing
0.98
%
0.93
%
1.10
%
0.97
%
1.10%
Net Charge-Offs / Average Loans
SC
61
%
FL
16
NC
12
GA
7
Other
4

Credit Quality - Recent Trends
Note: Dollars in thousands
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Delinquent + Nonaccrual
Real Estate - Residential
$
$
30,893
$
34,520
$
33,423
$
38,485
$
39,945
%
3.50
%
3.71
%
3.52
%
3.98
%
4.10%
Real Estate - Construction
$
$
10,870
$
7,785
$
5,110
$
4,988
$
4,209
%
19.26
%
13.71
%
12.42
%
15.21
%
13.32%
Commercial Real Estate
$
$
5,534
$
6,076
$
11,044
$
25,794
$
31,033
%
1.72
%
1.77
%
2.54
%
5.90
%
7.15%
Commercial Construction
$
$
2,242
$
2,265
$
2,284
--
$
4,773
%
5.40
%
4.77
%
4.29
%
--
10.80%
Commercial Business
$
$
1,565
$
1,922
$
1,264
$
6,093
$
7,039
%
1.68
%
0.98
%
1.31
%
6.87
%
8.18%
Land - Residential
$
$
14,035
$
16,199
$
24,830
$
19,339
$
24,432
%
9.79
%
8.63
%
14.66
%
18.26
%
23.94%
Land - Commercial
$
$
5,918
$
13,747
$
22,850
$
34,449
$
41,554
%
5.49
%
11.56
%
17.47
%
19.90
%
27.91%
Home Equity
$
$
7,979
$
9,748
$
7,697
$
12,717
$
14,558
%
2.24
%
2.47
%
1.95
%
3.17
%
3.63%
Manufactured Housing
$
$
4,209
$
5,200
$
5,411
$
6,412
$
6,706
%
1.81
%
2.18
%
2.22
%
2.56
%
2.62%
Marine
$
$
804
$
1,161
$
954
$
2,000
$
1,147
%
1.03
%
1.49
%
1.16
%
2.71
%
1.62%
Credit Cards
$
$
382
$
377
$
224
$
239
$  381
%
2.37
%
2.22
%
1.28
%
1.29
%
2.14%
Other
$
$
601
$
829
$
874
$
1,225
$  460
%
1.17
%
1.47
%
1.75
%
2.50
%
1.01%
Total
$
85,032
$
99,829
$
115,965
$
151,741
$
176,237

Credit Quality - Recent Trends
Note: Dollars in thousands
(1) NCOs / Loans percentages calculated on an annualized basis
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Net Charge-offs / Loans
(1)
Real Estate - Residential
$
$
167
$
231
$
943
$
1,328
$
3,821
%
0.08
%
0.10
%
0.40
%
0.55
%
1.55%
Real Estate - Construction
$
$
1,205
$
2,010
$
569
$
807
$
1,096
%
8.54
%
12.76
%
4.91
%
8.69
%
13.98%
Commercial Real Estate
$
$
119
$
35
$
166
$
1,022
$
7,131
%
0.15
%
0.04
%
0.16
%
0.94
%
6.57%
Commercial Construction
$
--
--
--
$
953
%
--
--
--
7.05
%
Commercial Business
$
$
1,126
$
946
$
654
$
652
$
1,027
%
4.86
%
2.77
%
2.03
%
2.90
%
4.69%
Land - Residential
$
$
387
$
2,485
$
955
$
4,394
$
5,954
%
1.08
%
5.82
%
2.13
%
12.42
%
22.71%
Land - Commercial
$
--
$
1,110
$
546
$
6,262
$
12,359
%
--
3.36
%
1.74
%
17.16
%
30.56%
Home Equity
$
$
1,447
$
1,154
$
1,549
$
2,619
$
3,309
%
1.62
%
1.18
%
1.57
%
2.63
%
3.30%
Manufactured Housing
$
$
654
$
717
$
866
$
745
$
638
%
1.13
%
1.03
%
1.43
%
1.20
%
1.01%
Marine
$
$
808
$
383
$
377
$
612
$
621
%
4.15
%
1.97
%
1.95
%
3.27
%
3.44%
Credit Cards
$
$
164
$
214
$
228
$
254
$
264
%
4.07
%
5.14
%
5.28
%
5.75
%
5.82%
Other
$
$
726
$
205
$
454
$
618
$
498
%
5.63
%
2.31
%
3.33
%
4.89
%
4.19%
Total
$
6,803
$
9,490
$
7,307
$
20,266
$
36,718

ATLANTIC
Acceptance Corp.
KINGHORN
Insurance Services, Inc.
The KIMBRELL
Company, Inc.
FIRST
SOUTHEAST
Insurance Services, Inc.
FIRST
SOUTHEAST
Investor Services, Inc.
SOMERS-
PARDUE
Insurance Services
JOHNSON
Insurance Associates, Inc./
Benefit Administrators, Inc.
AMERICAN
Pensions, Inc.